Short-Term Borrowings (Tables)	12 Months Ended
Dec. 31, 2024
Short-Term Borrowings [Abstract]
Schedule of Short-Term Borrowings
(In thousands)	December 31, 2023	December 31, 2024
Current
Bank borrowings(i)	2,756	6,956
Other borrowings(ii)	2,541	—
Total	5,297	6,956
(i)	The Group’s short-term bank borrowings are primarily used for working capital and business development purposes and bear interest rate of 3.00% ~ 3.17% (2023: 3.20% ~ 3.55%) per annum, with a weighted average interest rate of 3.11% (2023: 3.38%) per annum.
(ii)	In December 2023, the Group entered into two one-year financing agreement with two independent third-party financial institute amounting to US$2,541 thousand with two patents pledged and certain director and subsidiaries guaranteed. The interest rate ranged from 4.9% to 4.96% per annum. The Group has fully repaid the amount and the balance is nil as of December 31, 2024.